UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of Earliest Event Reported) - July 7, 2005


                             MTM TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


        New York                      0-22122               13-3354869
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(State or other jurisdiction   (Commission File Number)     (IRS Employer
    of Incorporation)                                       Identification No.)

               850 Canal Street, Stamford, Connecticut               06902
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             (Address of principal executive offices)                (zip code)


        Registrant's telephone number, including area code - 203-975-3700
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                                       N/A
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          (Former Name or Former Address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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INTRODUCTORY COMMENT

     Throughout this Current Report on Form 8-K, the terms "MTM" and the "Company" refer to MTM Technologies, Inc. (formerly, Micros-to-Mainframes, Inc.) and, unless the context indicates otherwise, our subsidiaries on a consolidated basis; "Pequot Fund" refers to Pequot Private Equity Fund III, LLP; "Pequot Partners" refers to Pequot Offshore Private Equity Partners III, L.P.; and "Pequot" refers to Pequot Fund and Pequot Partners, collectively; "Constellation Venture" refers to Constellation Venture Capital II, L.P., "Constellation Offshore" refers to Constellation Venture Capital Offshore II, L.P., "BSC" refers to The BSC Employee Fund VI, L.P., "CVC" refers to CVC Partners II, LLC, and "Constellation" refers to Constellation Venture, Constellation Offshore, BSC and CVC, collectively

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES

(a)  Date of sale and the title and amount of securities sold

     In the Form 8-K filed by the Company on December 13, 2004, the Company disclosed that on December 7, 2004 it entered into a purchase agreement (the "Pequot/Constellation Purchase Agreement") with Pequot and Constellation (collectively referred to as the "Purchasers") whereby among other things it sold to the Purchasers the Series A-4 First Tranche Notes and the A-4 First Tranche Warrants, and granted to the Purchasers an option to purchase the Series A-4 Second Tranche Notes or Series A-4 Preferred Stock, Additional A-4 Warrants and the Series A-5 Notes or Series A-5 Preferred Stock.

     On July 7, 2005 the Company sold to the Purchasers 1,230,769 shares of Series A-4 Preferred Stock and 246,152 A-4 Warrants for an aggregate purchase price of $3,999,999.26. Pequot purchased an aggregate of 630,769 shares of the Series A-4 Preferred Stock and (ii) 126,153 of the A-4 Warrants, for an aggregate purchase price of approximately $2,049,999.25, and (2) Constellation purchased (i) an aggregate of 600,000 shares of the Series A-4 Preferred Stock and (ii) 119,999 A-4 Warrants, for an aggregate purchase price of approximately $1,950,000.01.

     The description of the Pequot/Constellation Purchase Agreement, the Series A-4 Preferred Stock and A-4 Warrants are qualified in their entirety by reference to the terms of the Pequot/Constellation Purchase Agreement previously filed as Exhibit 10.1 to the Form 8-K filed with the Securities and Exchange Commission on December 13, 2004 which is incorporated herein by reference.

     The description of the A-4 Warrants is qualified in its entirety by reference to the terms of the form of the A-4 Warrant previously filed as
Exhibit 10.3 to the Form 8-K filed with the Securities and Exchange Commission on December 13, 2004 which is incorporated herein by reference.

(b)  Consideration

     The aggregate consideration paid by Pequot was approximately $2,049,999.25 in cash and the aggregate consideration paid by Constellation was approximately $1,950,000.01 in cash. The Company did not, and Pequot and Constellation have


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represented to the Company that they did not, directly or indirectly pay any commission or renumeration to any person in connection with the issuance and sale of the Series A-4 Preferred Stock or A-4 Warrants.

(c)  Exemption from Registration Claimed

     The Company issued and sold the Series A-4 Preferred Stock and A-4 Warrants in reliance upon the exemption afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended ("Securities Act"). Certificates representing such securities contain, or will contain, restrictive legends preventing sale, transfer or other disposition, unless registered under the Securities Act or pursuant to an exemption thereunder. The Purchasers received, or had access to, material information concerning the Company, including but not limited to, the Company's reports on Form 10-K, Form 10-Q and Form 8-K, as filed with the Securities and Exchange Commission.

(d)  Terms of Conversion or Exercise

     The Series A-4 Preferred Stock

     The Series A-4 Preferred Stock is convertible into MTM Common Stock at any time at the election of its holders. The Series A-4 Preferred Stock will automatically convert into MTM Common Stock if, at any time following 18 months after the issuance of the Series A-4 Preferred Stock, the Volume-Weighted Average Price (as defined in the Pequot/Constellation Purchase Agreement ) of MTM Common Stock for the immediately preceding sixty consecutive trading days exceeds four times the Series A-4 Preferred Stock conversion price. However, there will not be an automatic conversion unless at the time of such proposed conversion the Company shall have on file with the Securities and Exchange Commission an effective registration statement with respect to the shares of Common Stock issued or issuable to the holders (A) on conversion of the Series A Preferred Stock (as defined in the Restated Certificate) then issued or issuable to such holders, (B) on exercise of all of the warrants to purchase MTM Common Stock pursuant to the Pequot Purchase Agreement, dated January 29, 2004, among the Company and Pequot (the "Pequot Purchase Agreement"), and (C) on exercise of all of the warrants to purchase MTM Common Stock pursuant to the Pequot/Constellation Purchase Agreement, and such shares of MTM Common Stock have been listed on the Nasdaq Stock Market (or other national stock exchange or national over-the-counter bulletin board approved by the holders of a majority of the then outstanding shares of Series A Preferred Stock). The Series A-4 Preferred Stock will convert to MTM Common Stock, initially at a ratio of one share of MTM Common Stock for every share of Series A-4 Preferred Stock and subject to adjustments for certain dilutive equity issuances and for stock splits, stock dividends and similar events.

     As stated above, the description of the Series A-4 Preferred Stock is qualified in its entirety by reference to the terms of the Pequot/Constellation Purchase Agreement previously filed as Exhibit 10.1 to the Form 8-K filed with the Securities and Exchange Commission on December 13, 2004 which is incorporated herein by reference.


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


     The description of the Pequot Purchase Agreement is qualified in its entirety by reference to the terms of the Pequot Purchase Agreement previously filed as Appendix A to the Proxy Statement contained as part of the Company's definitive Schedule 14A filed with the Securities Exchange Commission on April 15, 2004 incorporated herein by reference.

The A-4 Warrants

     The A-4 Warrants expire on July 7, 2009 (the "Expiration Date"). The holders of the A-4 Warrants can exercise the purchase rights represented by the A-4 Warrants at any time. Cashless exercise is permitted. The purchase price per share at which the A-4 Warrant holder can purchase the MTM Common Stock is $4.06 per share.

     As stated above, the description of the A-4 Warrants is qualified in its entirety by reference to the terms of the A-4 Warrant previously filed as
Exhibit 10.3 to the Form 8-K filed with the Securities and Exchange Commission on December 13, 2004 which is incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE

     A copy of the Company's press release dated July 11, 2005 is attached hereto as Exhibit 99 and is incorporated into this Item 7.01 by reference.


ITEM 9.    FINANCIAL STATEMENTS AND EXHIBITS

9.01 Financial Statements and Exhibits

(c)  Exhibits

     Exhibit 99    Press Release dated July 11, 2005


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MTM TECHNOLOGIES, INC.
                                       ----------------------
                                        (Registrant)


                                       By: /s/ Francis J. Alfano
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                                            Francis J. Alfano,
                                            Chief Executive Officer


July 11, 2005


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                                  EXHIBIT INDEX
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     EXHIBIT
     -------

     Exhibit 99    Press Release dated July 11, 2005


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